Exhibit 10.2
AMENDMENT NUMBER EIGHT TO LOAN AND SECURITY AGREEMENT
This Amendment Number Eight to Loan and Security Agreement (this “Amendment”) is entered into as of November 5, 2026 (the “Eighth Amendment Effective Date”), by and among EAST WEST BANK, (“EWB”), in its capacity as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), EWB, CITY NATIONAL BANK OF FLORIDA, a national banking association (“CNBFL”), and EVERBANK, N.A. (“EverBank”), as Joint Lead Arrangers, EWB as Sole Book Runner, Co-Syndication Agent and Co-Documentation Agent, and the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), SUNRISE REALTY TRUST, INC., a Maryland corporation (“SUNS”), and SUNRISE REALTY TRUST HOLDINGS I LLC, a Delaware limited liability company (“SUNS Holdings I”, and together with SUNS, each individually a “Borrower”, and collectively, jointly and severally, the “Borrowers”), in light of the following:
A.WHEREAS, Agent, the Lenders, EWB, CNBFL and EverBank, as Joint Lead Arrangers, the Sole Book Runner, the Co-Syndication Agent, the Co-Documentation Agent and the Borrowers have previously entered into that certain Loan and Security Agreement, dated as of November 6, 2024 (as amended by that certain (i) Amendment Number One to Loan and Security Agreement dated as of December 9, 2024, (ii) Amendment Number Two to Loan and Security Agreement dated as of December 30, 2024, (iii) Amendment Number Three to Loan and Security Agreement dated as of February 26, 2025, (iv) Amendment Number Four to Loan and Security Agreement dated as of May 16, 2025, (v) Amendment Number Five to Loan and Security Agreement dated as of May 29, 2025, (vi) Amendment Number Six to the Loan and Security Agreement dated as of November 7, 2025, and (vii) Amendment Number Seven to the Loan and Security Agreement dated as of February 27, 2026, and as may be further amended, restated or otherwise modified from time to time, the “Agreement”);
B.WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of August 5, 2026 (the “Merger Agreement”), by and among SUNS, Sunrise Merger Sub, LLC, a Maryland limited liability company and wholly owned subsidiary of SUNS (“Merger Sub”), Southern Realty Trust Inc., a Maryland corporation (“SRT”), and the other party thereto, SRT will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity of such merger (the “Surviving Entity” and such transaction, the “Merger”);
C.WHEREAS, pursuant to one or more agreements of merger (the “LLC Merger Agreements”) and substantially concurrently with the consummation of the Merger, (i) Southern Realty Trust Holdings LLC (“Southern LLC”) will merge with and into Sunrise Realty Trust Holdings I LLC (“SUNS Holdings I”) with SUNS Holdings I continuing as the surviving entity of such merger, (ii) Southern Realty Trust Holdings II LLC will merge with and into Sunrise Realty Trust Holdings II LLC (“SRTHII”), with SRTHII continuing as the surviving entity of such merger, and (iii) Southern Realty Trust TRS LLC will merge with and into Sunrise Realty Trust TRS LLC (“SRTTRS”) with SRTTRS continuing as the surviving entity of such merger (collectively, the “LLC Mergers”);
D.WHEREAS, after the consummation of the LLC Mergers, by operation of law, the assets of Southern LLC will become assets of SUNS Holdings I, a Borrower, and eligible for inclusion in the Borrowing Base; and
E.WHEREAS, subject to the terms and conditions set forth herein, the Agent and the Lenders have agreed to the amendments to the Agreement provided herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Agent, the Lenders, and the Borrowers hereby agree as follows as of the Eighth Amendment Effective Date:
1.DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.
2.AMENDMENTS.
(a)Section 1.1 of the Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:
“Eighth Amendment” means Amendment Number Eight to Loan and Security Agreement, dated as of the Eighth Amendment Effective Date, among Agent, the Lenders and Borrowers.
“Eighth Amendment Effective Date” means November 5, 2026.
“Merger” has the meaning specified therefor in the Eighth Amendment.
“SDAT” means the State Department of Assessments and Taxation of Maryland.
“Surviving Entity” has the meaning specified therefor in the Eighth Amendment.
(b)The definition of “Permitted Indebtedness” in Section 1.1 of the Agreement is hereby amended by deleting clause (b) and replacing the following therefor:
“(b)    Indebtedness as of the Eighth Amendment Effective Date set forth on Schedule 5.18 to this Agreement and Refinancing Indebtedness in respect of such Indebtedness;”

(c)Section 5.6(d) of the Agreement is hereby amended by deleting the reference to “Closing Date” and replacing “Eighth Amendment Effective Date” therefor.
(d)Section 5.7(b) of the Agreement is hereby amended by deleting the reference to “Closing Date” and replacing “Eighth Amendment Effective Date” therefor.
(e)Section 5.18 of the Agreement is hereby amended by deleting each reference to “Closing Date” and replacing “Eighth Amendment Effective Date” for each therefor.
(f)Section 6 of the Agreement is hereby amended by adding the following new Section 6.25 immediately after Section 6.24:
“6.25 Surviving Entity.

(a) Borrowers shall cause the Surviving Entity to own no assets, incur or have no liabilities, and conduct no business or operations, except as follows: (i) liabilities it succeeded to by operation of law in the Merger, to the extent existing on the Eighth Amendment Effective Date and disclosed to Agent in writing before that date; (ii) franchise taxes, registered agent fees and similar administrative costs of maintaining its existence, in a de minimis amount; (iii) actions required to complete the Merger; and (iv) actions required to complete its dissolution under clause (b).

(b) Within one (1) year after the Eighth Amendment Effective Date (or such later date as may be agreed to in writing by Agent in its sole discretion), Borrowers shall cause the Surviving Entity to dissolve and terminate its existence under applicable law. Within five (5) Business Days after dissolution, Borrowers shall deliver to

Agent a copy of the articles of cancellation for the Surviving Entity, certified by SDAT and showing that SDAT has accepted them for record. Any assets the Surviving Entity holds at dissolution shall be distributed only to a Borrower, and shall become Collateral subject to Agent's Lien.”

(g)Schedule E-1 (Eligible Obligor Loan Receivables), Schedule P-1 (Permitted Investments), Schedule P-3 (Pledged Companies), Schedule 2.14(a) (Cash Management Banks and Cash Management Accounts), Schedule 5.1(b) (Capitalization of Borrower), Schedule 5.1(c) (Capitalization of Borrower’s Subsidiaries), Schedule 5.6(a) (Names and Jurisdictions), Schedule 5.6(b) (Chief Executive Offices), Schedule 5.6(c) (Organizational and Tax Identification Numbers), Schedule 5.15 (Deposit and Securities Accounts), and Schedule 5.18 (Permitted Indebtedness), to the Agreement are hereby amended and replaced with the Schedules with the same caption attached hereto as Annex A to this Amendment.
3.CONSENT.
(a)Subject to the terms and conditions of this Amendment, including Section 6, and notwithstanding anything to the contrary in Section 7.3 or Section 9.11 of the Agreement or any other provision of the Loan Documents, Agent and the Lenders consent to the following (collectively, the “Merger Transactions”):
(i)SUNS Merger Sub, and SRT signing, delivering and performing the Merger Agreement and the other agreements, instruments and documents the Merger Agreement calls for;
(ii)the Merger and the consummation of the transactions contemplated by the Merger Agreement and the other agreements, instruments and documents the Merger Agreement calls for, including SUNS issuing shares of its common stock to SRT's stockholders as Merger Consideration under the Merger Agreement and the Surviving Entity succeeding to all assets, rights, properties, liabilities and obligations of SRT by operation of law, including the Equity Interests SRT holds in each of its Subsidiaries; and
(iii)the LLC Mergers and the consummation of the transactions contemplated by the LLC Merger Agreements, and the other agreements, instruments and documents the LLC Merger Agreements call for.
(b)This consent applies only to the Merger Transactions, for the specific purpose stated, and only once. It does not do any of the following: (i) consent to, waive or amend any other term of the Agreement or the other Loan Documents, or any other transaction; (ii) establish a course of dealing; or (iii) prejudice any right or remedy Agent or any Lender has now or may have later under the Loan Documents or applicable law. Agent and the Lenders expressly reserve all of those rights and remedies. Each Borrower acknowledges that Agent and the Lenders have no obligation to give any similar consent in the future.
4.REPRESENTATIONS AND WARRANTIES.
(a)Each Borrower hereby affirms to Agent and the Lenders that all of its representations and warranties set forth in the Loan Documents, after giving effect to this Amendment, are true, complete and accurate in all material respects except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).
(b)Each Borrower represents and warrants as of the date hereof that (i) such Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party and (ii) the execution, delivery and performance by such Borrower of this Amendment have been duly approved by all necessary corporate action and does not (A) violate any material provision of federal, state, or local law or regulation applicable to such Borrower or its Subsidiaries or (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contract of such Borrower or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(c)Each Borrower represents and warrants as of the date hereof that this Amendment (i) has been duly executed and delivered by such Borrower, (ii) is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, and is in full force and effect, except to the extent that (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights or general principles of equity or (B) the availability of the remedies of specific performance or injunctive relief are subject to the discretion of the court before which any proceeding therefor may be brought, and (iii) does not and will not violate any material provision of the Governing Documents of such Borrower or its Subsidiaries.
5.NO DEFAULTS. Each Borrower hereby affirms to Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.
6.CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the fulfillment of each of the following conditions precedent, each in form and substance satisfactory to Agent:
(a)Receipt by Agent and the Lenders of a fully executed copy of this Amendment;
(b)The Loan Agreement must be in effect, without termination;
(c)Receipt by Agent of the following, each fully executed and in form and substance satisfactory to Agent:
(i)Merger Agreement and related merger documents,
(ii)Evidence of termination of SRT’s Liens under the SRT’s loan facility in existence prior to the Merger Transaction (the “SRTH Loan”),
(iii)a copy of the Articles of Merger in respect of the Merger in the form submitted to the SDAT for filing,
(iv)evidence reasonably satisfactory to Agent that the Merger has become effective or will become effective substantially concurrently with this Amendment. This evidence may be SDAT's filing receipt or written confirmation from Borrowers’ Maryland counsel or filing agent that SDAT has accepted the Articles of Merger for record,
(v)a copy of the Holdings Certificate of Merger in respect of the LLC Mergers in the form submitted to the Delaware Secretary of State for filing,
(vi)evidence reasonably satisfactory to Agent that the LLC Merger has become effective or will become effective at the same time as this Amendment. This evidence may be the Delaware Secretary of State’s filing confirmation or written confirmation from Borrowers’ counsel or registered agent that the Holdings Certificate of Merger has been filed and accepted,
(vii)copies of the amendments to, or amended and restated, Operating Agreements for SUNS Holdings and for Sunrise Realty Holdings II LLC,
(viii)Payoff Letter in respect of the SRTH Loan,
(ix)Evidence that the SRTH Loan has been repaid in full,
(x)all documentation and information requested to satisfy "know your customer," anti-money laundering, and beneficial ownership requirements, including any certification required under the law and Lenders’ policies.
(d)After giving pro forma effect to this Amendment, no Default or Event of Default shall have occurred or be continuing under the Loan Agreement;

(e)Borrower shall pay Agent, for the ratable benefit of the Lenders, an amendment fee which has been fully earned due and payable on the Eighth Amendment Effective Date; and
(f)Borrowers shall have paid or reimbursed all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment and all fees payable in accordance with the Fee Letter, in each case, to the extent then due and payable;
(g)Within thirty (30) days after the Eighth Amendment Effective Date, Borrower shall deliver to Agent any necessary amendments or written confirmations, in each case in form and substance reasonably satisfactory to Agent, in respect of the Co-Lenders Agreements ensuring that the Obligor Loans in which Southern LLC held an interest immediately prior to the LLC Mergers are covered by the existing Co-Lender Agreements; and
(h)Receipt by Agent of such other agreements, instruments, and documents contemplated by this Amendment or reasonably requested by Agent in connection with this Amendment.
7.CONDITIONS SUBSEQUENT. Borrowers shall deliver, or cause to be delivered, each of the following to Agent by the applicable deadline below. Agent may extend any deadline in its sole discretion. If Borrowers fail to satisfy any condition in this Section by the applicable deadline, as extended, that failure is an immediate Event of Default. No grace or cure period applies.
(a)Within ten (10) Business Days after the Eighth Amendment Effective Date, a copy of the Articles of Merger certified by SDAT, showing that SDAT has accepted them for record.
(b)Within five (5) Business Days after the Eighth Amendment Effective Date, a copy of the Holdings Certificate of Merger certified by the Delaware Secretary of State.
(c)Within thirty (30) days after the Eighth Amendment Effective Date, for each promissory note or other instrument that Southern LLC held, or that was payable to Southern LLC, immediately before the LLC Mergers (each, a “Holdings Note”):
(i)an original allonge, signed by SUNS Holdings I as successor by merger to Southern LLC, endorsing the Holdings Note to the order of Agent without recourse, in form and substance reasonably satisfactory to Agent; and
(ii)the original Holdings Note, together with all prior original allonges and endorsements making up a complete chain of endorsement from the original payee to Southern LLC, to the extent not already delivered to Agent;
(d)Within thirty (30) days after the Eighth Amendment Effective Date, or a later period Agent reasonably specifies in its request, each other agreement, instrument, certificate, filing, notice and other document that Agent reasonably requests to create, perfect or better perfect, or protect the priority of, Agent's Lien on the assets SUNS Holdings I acquired in the LLC Mergers.
8.ACKNOWLEDGEMENT. Each Borrower hereby acknowledges and reaffirms (a) all of its obligations and duties under the Loan Documents, and (b) that Agent, for the ratable benefit of the Lender Group, has and shall continue to have valid, perfected Liens in the Collateral.
9.COSTS AND EXPENSES. Each Borrower shall pay to Agent all of Lenders’ reasonable and documented out-of-pocket costs and expenses (including, without limitation, the reasonable and documented fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents as well as expenses related to the maintenance of the facility (such as periodic searches).
10.LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

11.COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto and satisfaction of each of the other conditions precedent set forth in Section 7 hereof. This Amendment is a Loan Document and is subject to all the terms and conditions, and entitled to all the protections, applicable to Loan Documents generally. Delivery of an executed counterpart of this Amendment by telefacsimile or .pdf shall be equally effective as delivery of a manually executed counterpart.
12.CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE. Section 13 of the Agreement is incorporated herein by reference mutatis mutandis.
[Signatures on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.
EAST WEST BANK,
as Agent, a Joint Lead Arranger,
Sole Book Runner and a Lender
By: /s/ Martin Kriegler
Name:    Martin Kriegler
Title:    Senior Vice President
Amendment Number Eight
to Loan and Security Agreement

CITY NATIONAL BANK OF FLORIDA,
as a Joint Lead Arranger and a Lender
By: /s/ Anthony Martinez
Name:    Anthony Martinez
Title:    Managing SVP, Director of Direct Lending

Amendment Number Eight
to Loan and Security Agreement

EVERBANK, N.A.,
as a Joint Lead Arranger and a Lender
By: /s/ Kevin Mammoser
Name:    Kevin Mammoser
Title:    Managing Director

Amendment Number Eight
to Loan and Security Agreement

CUSTOMERS BANK,
as a Lender
By: /s/ Scott Noyce
Name: Scott Noyce
Title: Managing Director

Amendment Number Eight
to Loan and Security Agreement

BORROWERS:	SUNRISE REALTY TRUST, INC., a Maryland corporation By: /s/ Gabriel Katz Name: Gabriel Katz Title: Chief Legal Officer
SUNRISE REALTY TRUST HOLDINGS I LLC, a Delaware limited liability company By: /s/ Gabriel Katz Name: Gabriel Katz Title: Authorized Signatory

Amendment Number Eight
to Loan and Security Agreement